UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  October 14, 2004
                                                       -------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                                13-3995059
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        (Commission File Number)             (IRS Employer Identification No.)

         11501 Northeast Expressway
         Oklahoma City, Oklahoma                        73131
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   (Address of Principal Executive Offices)            (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

               This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

               On October 14, 2004, a news release was issued on the subject of the year-to-date attendance and revenue performance of Six Flags, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Quarterly Report on Form 10-Q for the period ended September 30, 2004. A copy of the press release relating to such announcement, dated October 14, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIX FLAGS, INC.



                                          By:  /s/ James F. Dannhauser
                                               ---------------------------------
                                               Name:  James F. Dannhauser
                                               Title: Chief Financial Officer

Date:  October 14, 2004










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
                                  EXHIBIT INDEX

Exhibit No.           Description
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 99.1                 Press Release, dated October 14, 2004.









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